                                                                     Exhibit 24

                               AMOCO CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Direct Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 23rd day of January, 1996.




                                       /s/ WILLIAM G. LOWRIE
                                       ----------------------------------------
                                       (Signature)


                                       WILLIAM G. LOWRIE
                                       ----------------------------------------
                                       (print or type name)

                                                                     Exhibit 24

                               AMOCO CORPORATION

                               POWER OF ATTORNEY


     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Amoco Corporation registration statements and amendments thereto (including post-effective amendments) with respect to common stock of Amoco Corporation offered or sold pursuant to the Amoco Direct Access Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 27th day of November, 1995.




                                       /s/ F. A. MALJERS
                                       ----------------------------------------
                                       (Signature)


                                       F. A. MALJERS
                                       ----------------------------------------
                                       (print or type name)